Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Kevin D. Maroney, President and Chief Executive Officer, and Angela M. Krezmer, Chief Financial Officer of FSB Bancorp, Inc. (the “Company”) each certify in their capacity as an officer of the Company that they have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of the Company for the fiscal year ended December 31, 2017 and that to the best of their knowledge:

(1)	the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

Date:	August 13, 2018	/s/ Kevin D. Maroney

Kevin D. Maroney
President and Chief Executive Officer

Date:	August 13, 2018	/s/ Angela M. Krezmer

Angela M. Krezmer
Chief Financial Officer